POWER OF ATTORNEY


The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., or either of them, his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-3 and all amendments and post-effective amendments to the Registration Statement on Form S-3 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof

In Witness Whereof, the undersigned has hereunto set his hand this 30th day of July, 1998.

/s/ Lewis S. Ranieri
-------------------------
Lewis S. Ranieri
Director

                                POWER OF ATTORNEY


The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., or either of them, his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-3 and all amendments and post-effective amendments to the Registration Statement on Form S-3 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

In Witness Whereof, the undersigned has hereunto set his hand this 30th day of July, 1998.

/s/ Charles P. O'Brien
-------------------------
Charles P. O'Brien
Director

                                POWER OF ATTORNEY


The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., or either of them, his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-3 and all amendments and post-effective amendments to the Registration Statement on Form S-3 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

In Witness Whereof, the undersigned has hereunto set his hand this 30th day of July, 1998.

/s/ Edward A. Fox
-------------------------
Edward A. Fox
Director

                                POWER OF ATTORNEY


The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., or either of them, his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-3 and all amendments and post-effective amendments to the Registration Statement on Form S-3 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

In Witness Whereof, the undersigned has hereunto set his hand this 30th day of July, 1998.

/s/ Thomas L. Rhodes
-------------------------
Thomas L. Rhodes
Director

                                POWER OF ATTORNEY


The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., or either of them, his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-3 and all amendments and post-effective amendments to the Registration Statement on Form S-3 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

In Witness Whereof, the undersigned has hereunto set his hand this 30th day of July, 1998.

/s/ Robert M. Smith, Jr.
-------------------------
Robert M. Smith, Jr.
Director

                                POWER OF ATTORNEY


The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., or either of them, his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-3 and all amendments and post-effective amendments to the Registration Statement on Form S-3 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

In Witness Whereof, the undersigned has hereunto set his hand this 30th day of July, 1998.

/s/ B.K. Werner
-------------------------
B.K. Werner
Director

                                POWER OF ATTORNEY


The person whose signature appears below hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., or either of them, his true and lawful attorney-in-fact and agent, with all power of substitution and resubstitution, for him and in his name, place, and stead in any and all capacities, to sign one or more Registration Statements on Form S-3 and all amendments and post-effective amendments to the Registration Statement on Form S-3 and to file the same, with all exhibits thereto any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

In Witness Whereof, the undersigned has hereunto set his hand this 30th day of July, 1998.

/s/ Lawrence E. Daurelle
-------------------------
Lawrence E. Daurelle
Principal Accounting
  and Financial Officer